                                                                   EXHIBIT 10.34

                                      NOTE

$25,000,000.00                                           Raleigh, North Carolina
                                                          as of January 15, 1999

               For value received, the undersigned, WINSTON HOTELS, INC., a North Carolina corporation (the "Company"), and WINN LIMITED PARTNERSHIP, a North Carolina limited partnership (the "Partnership") (the Company and the Partnership shall hereinafter be referred to, jointly and severally, as the "Borrower"), jointly and severally promise to pay to the order of SOUTHTRUST BANK, N.A., a national banking association (the "Bank"), for the account of its Lending Office, the principal sum of TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00), or such lesser amount as shall equal the unpaid principal amount of each Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303, or such other address as may be specified from time to time pursuant to the Credit Agreement.

               All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

               This note is one of the Bank Notes referred to in the Syndicated Credit Agreement dated as of January 15, 1999, among the Borrower, the banks listed on the signature pages thereof and their successors and assigns, Wachovia Bank, N.A., as Agent (as the same may be amended or modified from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

               Time is of the essence of this Note. In the event all or any part of any installment due under the terms of this Note is delinquent for more than fifteen (15) days (excluding the final payment of principal and interest due on the Maturity Date), there shall be due to the Bank, in addition to the delinquent installment or part thereof and in order to compensate the Bank for extra costs and expenses caused by such late payment, a sum equal to four percent (4%) of the amount so delinquent.

               THIS NOTE MAY NOT BE CHANGED ORALLY AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

               The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

               The Borrower agrees, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees.


               IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed under seal, by its duly authorized officers as of the day and year first above written.

                              BORROWER:

                              WINSTON HOTELS, INC., a North Carolina corporation


                              By: /s/ Joseph V. Green
                                  -------------------------------
                                  Senior Vice President
ATTEST:
/s/ Brenda G. Burns
------------------------------
Assistant Secretary

[CORPORATE SEAL]



                              WINN LIMITED PARTNERSHIP, a North Carolina
                              limited partnership   (SEAL)

                              By: WINSTON HOTELS, INC., its sole general partner


                                      By: /s/ Joseph V. Green
                                         ---------------------------
                                          Senior Vice President
ATTEST:
/s/ Brenda G. Burns
------------------------------
Assistant Secretary

[CORPORATE SEAL]

                               Note
                 LOANS AND PAYMENTS OF PRINCIPAL
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          Type    Interest Rate     Amount     Amount      Amount of
           of           of        Principal   Principal     Maturity    Notation
Date      Loan(1)      Loan       Borrowed     Repaid         Date      Made By

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(1)  i.e., a Base Rate or Euro-Dollar Loan.


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